UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     November 23, 1999

Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of November 10, 1999, relating to the Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-2)

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        New York                     333-81595                 13-3728743
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)



          270 Park Avenue
          New York, New York                                        10017
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code (212) 270-6000



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-2. On November 23, 1999, Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 10, 1999 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GE Capital Loan Services, Inc., as servicer, ORIX Real Estate Capital Markets, LLC, as special servicer and Norwest Bank Minnesota, National Association, as trustee, of Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-2 (the "Certificates"), issued in eighteen classes. The Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E and Class F Certificates, with an aggregate scheduled principal balance as of November 10, 1999 of $704,388,241 were sold to Chase Securities Inc. ("CSI") and Solomon Smith Barney Inc. (together with CSI, the "Underwriters"), pursuant to an Underwriting Agreement dated as of November 17, 1999, by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial  Statements,   Pro  Forma  Financial  Information  and
Exhibits.

(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 6, 1999


                                       CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORPORATION



                                       By:     /s/  Steven Schwartz
                                             ----------------------
                                       Name:   Steven Schwartz
                                       Title:  Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----

4                               Pooling and Servicing Agreement            6

                                                                       Exhibit 4